SCHEDULE A

FEE AND EXPENSE AGREEMENT

WELLS FARGO FUNDS TRUST

(Capped Operating Expense Ratios)

FUNDS/CLASSES	Capped Operating Expense Ratio	Expiration / Renewal Date
Adjustable Rate Government Fund Class A Class B Class C Administrator Class Institutional Class	0.74% 1.49% 1.49% 0.60% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Asia Pacific Fund Class A Class C Administrator Class Institutional Class Investor Class	1.60% 2.35% 1.40% 1.25% 1.65%	February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.87% 1.62% 1.62% 1.12% 0.64%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
C&B Large Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.15% 1.90% 1.90% 0.95% 0.70% 1.20%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
C&B Mid Cap Value Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 1.95% 1.15% 0.90% 1.25%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.80% 1.55% 0.60%	October 31, 2011 October 31, 2011 October 31, 2011
California Tax-Free Fund Class A Class B Class C Administrator Class	0.75% 1.50% 1.50% 0.55%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
California Municipal Money Market Fund Class A Institutional Class Service Class Sweep Class	0.65% 0.20% 0.45% 1.05%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
Capital Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.20% 1.95% 0.94% 0.70% 1.27%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Cash Investment Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.50%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
Classic Value Fund[1] Class A Class B Class C Class R Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.50% 1.00% 0.75%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Colorado Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2011 October 31, 2011 October 31, 2011 October 31, 2011
Common Stock Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.26% 2.01% 2.01% 1.10% 0.90% 1.29%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
Conservative Allocation Fund Administrator Class	0.85%	September 30, 2012
Core Equity Fund[2] Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.75%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Disciplined Global Equity Fund[3] Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Disciplined U.S. Core Fund Class A Class C Administrator Class Institutional Class	0.92% 1.67% 0.74% 0.48%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Disciplined Value Fund[4] Class A Class C Administrator Class Institutional Class Investor Class	1.10% 1.85% 0.85% 0.65% 1.17%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Discovery Fund[5] Class A Class C Administrator Class Institutional Class Investor Class	1.33% 2.08% 1.15% 0.95% 1.38%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
Diversified Capital Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.20% 1.95% 1.95% 0.95% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified Equity Fund Class A Class B Class C Administrator Class	1.25% 2.00% 2.00% 1.00%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Diversified Income Builder Fund Class A Class B Class C Administrator Class Institutional Class	1.08% 1.83% 1.83% 0.90% 0.71%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Diversified International Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.41% 2.16% 2.16% 1.25% 0.99% 1.46%	February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012 February 29, 2012
Diversified Small Cap Fund Administrator Class	1.00%	September 30, 2012
Dow Jones Target Today Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.96% 1.71% 1.71% 0.80% 0.45% 0.86%	June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2010 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.99% 1.74% 1.74% 0.83% 0.48% 0.89%	June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2015 Fund Institutional Class Administrator Class Investor Class	0.49% 0.84% 0.90%	June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2020 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.01% 1.76% 1.76% 0.85% 0.50% 0.91%	June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2025 Fund Administrator Class Institutional Class Investor Class	0.85% 0.50% 0.91%	June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2030 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.02% 1.77% 1.77% 0.86% 0.51% 0.92%	June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2035 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2040 Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.03% 1.78% 1.78% 0.87% 0.52% 0.93%	June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2045 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2050 Fund Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2011 June 30, 2011 June 30, 2011
Dow Jones Target 2055 Fund[6] Administrator Class Institutional Class Investor Class	0.87% 0.52% 0.93%	June 30, 2012 June 30, 2012 June 30, 2012
Emerging Growth Fund[7] Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 0.95% 1.49%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Emerging Markets Equity Fund Class A Class B Class C Administrator Class Institutional Class	1.81% 2.56% 2.56% 1.60% 1.30%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Endeavor Select Fund Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.80%	November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011
Enterprise Fund[8] Class A Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 1.15% 0.90% 1.37%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
Equity Value Fund[9] Class A Class B Class C Administrator Class Institutional Class	1.25% 2.00% 2.00% 1.00% 0.75%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Global Opportunities Fund[10] Class A Class B Class C Administrator Class Institutional Class	1.58% 2.33% 2.33% 1.40% 1.15%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Government Money Market Fund Class A Administrator Class
Institutional Class
Service Class Sweep Class	0.65% 0.35% 0.20% 0.50% 1.05%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
Government Securities Fund[11] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.89% 1.64% 1.64% 0.64% 0.48% 0.92%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Growth Fund[12] Class A Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 0.96% 0.80% 1.37%	November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011
Growth Balanced Fund Class A Class B Class C Administrator Class	1.20% 1.95% 1.95% 0.95%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Growth Opportunities Fund[13] Class A Class C Administrator Class Institutional Class	1.22% 1.97% 1.15% 0.90%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Health Care Fund Class A Class B Class C Administrator Class	1.46% 2.21% 2.21% 1.23%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Heritage Money Market Fund Administrator Class Institutional Class Select Class Service Class	0.35% 0.20% 0.13% 0.43%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
High Income Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.80% 0.50% 0.93%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
High Yield Bond Fund Class A Class B Class C Administrator Class	1.03% 1.78% 1.78% 0.80%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Income Plus Fund[14] Class A Class B Class C Administrator Class Institutional Class Investor Class	0.90% 1.65% 1.65% 0.75% 0.61% 0.93%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Index Asset Allocation Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
Index Fund Class A Class B Class C Administrator Class Investor Class	0.56% 1.31% 1.31% 0.25% 0.45%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Inflation-Protected Bond Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	September 30, 2011 September 30, 2011 September 30, 2011 September 30, 2011
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.60% 0.42% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
International Bond Fund Class A Class B Class C Administrator Class Institutional Class	1.03% 1.78% 1.78% 0.85% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
International Equity Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.09% 1.84% 1.84% 1.34% 1.09% 0.84%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
International Value Fund Class A Class B Class C Administrator Class Institutional Class	1.50% 2.25% 2.25% 1.25% 1.05%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Intrinsic Small Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.45% 2.20% 1.20% 1.00% 1.49%	February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012
Intrinsic Value Fund Class A Class B Class C Administrator Class Institutional Class	1.17% 1.92% 1.92% 0.95% 0.85%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Intrinsic World Equity Fund[15] Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Core Fund Class A Class C Investor Class Administrator Class Institutional Class	1.14% 1.89% 1.21% 0.90% 0.66%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Large Cap Growth Fund Class A Class C Administrator Class Institutional Class Investor Class	1.12% 1.87% 0.95% 0.75% 1.19%	November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011
Large Company Value Fund[16] Class A Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 0.96% 0.75% 1.32%	November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011 November 30, 2011
Mid Cap Growth Fund[17] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.18% 1.93% 1.93% 1.15% 0.85% 1.25%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Minnesota Money Market Fund Class A Sweep Class	0.70% 1.05%	May 31, 2012 May 31, 2012
Minnesota Tax-Free Fund Class A Class B Class C Administrator Class	0.85% 1.60% 1.60% 0.60%	October 31, 2011 October 31, 2011 October 31, 2011 October 31, 2011
Moderate Balanced Fund Class A Class B Class C Administrator Class	1.15% 1.90% 1.90% 0.90%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Money Market Fund Class A Class B Class C Daily Class Investor Class Service Class	0.70% 1.45% 1.45% 1.03% 0.65% 0.50%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Bond Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	0.75% 1.50% 1.50% 0.60% 0.50% 0.78%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Municipal Cash Management Money Market Fund Administrator Class Service Class Institutional Class	0.30% 0.45% 0.20%	July 11, 2013 July 11, 2013 July 11, 2013
Municipal Money Market Fund Class A Institutional Class Investor Class Service Class Sweep Class	0.65% 0.20% 0.64% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
National Tax-Free Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.30% 0.20% 0.45% 1.05%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012
New Jersey Municipal Money Market Fund Class A Service Class Sweep Class	0.70% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013
New York Municipal Money Market Fund Class A Service Class Sweep Class	0.70% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013
North Carolina Tax-Free Fund Class A Class C Institutional Class	0.85% 1.60% 0.54%	July 11, 2013 July 11, 2013 July 11, 2013
Omega Growth Fund Class A Class B Class C Class R Administrator Class Institutional Class	1.30% 2.05% 2.05% 1.55% 1.05% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Opportunity Fund[1] Class A Class C Administrator Class Institutional Class Investor Class	1.29% 2.04% 1.04% 0.85% 1.35%	January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012 January 31, 2012
Pennsylvania Municipal Money Market Fund Class A Service Class Sweep Class	0.70% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013
Pennsylvania Tax-Free Fund Class A Class B Class C Institutional Class	0.74% 1.49% 1.49% 0.49%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Precious Metals Fund Class A Class B Class C Administrator Class Institutional Class	1.09% 1.84% 1.84% 0.95% 0.79%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Premier Large Company Growth Fund Class A Class B Class C Administrator Class Institutional Class Investor Class	1.12% 1.87% 1.87% 0.95% 0.75% 1.19%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Prime Investment Money Market Fund Institutional Class Service Class	0.20% 0.55%	May 31, 2012 May 31, 2012
Short Duration Government Bond Fund Class A Class B Class C Administrator Class Institutional Class	0.83% 1.58% 1.58% 0.60% 0.42%	September 30, 2011 September 30, 2011 September 30, 2011 September 30, 2011 September 30, 2011
Short-Term Bond Fund Class A Class C Institutional Class Investor Class	0.80% 1.55% 0.48% 0.83%	September 30, 2011 September 30, 2011 September 30, 2011 September 30, 2011
Short-Term High Yield Bond Fund Class A Class C Administrator Class Investor Class	0.81% 1.56% 0.65% 0.84%	September 30, 2011 September 30, 2011 September 30, 2011 September 30, 2011
Short-Term Municipal Bond Fund Class A Class C Administrator Class Institutional Class Investor Class	0.60% 1.35% 0.60% 0.40% 0.63%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Small Cap Growth Fund[19] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 2.15% 1.20% 0.90% 1.47%	February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012
Small Cap Opportunities Fund Administrator Class	1.20%	February 28, 2012
Small Cap Value Fund[20] Class A Class B Class C Administrator Class Institutional Class Investor Class	1.30% 2.05% 2.05% 1.10% 0.95% 1.33%	February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012
Small Company Growth Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 0.95%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small Company Value Fund Class A Class B Class C Administrator Class Institutional Class	1.45% 2.20% 2.20% 1.20% 1.00%	September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012 September 30, 2012
Small/Mid Cap Core Fund Class A Class C Administrator Class Institutional Class	1.40% 2.15% 1.15% 0.95%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Small/Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.40% 2.15% 1.15% 0.95% 1.47%	February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012 February 28, 2012
Social Sustainability Fund Class A Class C Administrator Class	1.25% 2.00% 1.00%	November 30, 2011 November 30, 2011 November 30, 2011
Special Mid Cap Value Fund Class A Class C Administrator Class Institutional Class Investor Class	1.25% 2.00% 1.14% 0.87% 1.31%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Special Small Cap Value Fund Class A Class B Class C Administrator Class Institutional Class	1.34% 2.09% 2.09% 1.09% 0.94%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Specialized Technology Fund[21] Class A Class B Class C Administrator Class Investor Class	1.75% 2.50% 2.50% 1.50% 1.82%	July 31, 2012 July 31, 2012 July 31, 2012 July 31, 2012 July 31, 2012
Strategic Large Cap Growth Fund Class A Class C Class R Administrator Class Institutional Class	1.07% 1.82% 1.32% 0.95% 0.80%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.86% 1.61% 1.61% 0.68%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Total Return Bond Fund Class A Class B Class C Class R Administrator Class Institutional Class Investor Class	0.83% 1.58% 1.58% 1.08% 0.70% 0.42% 0.86%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Traditional Small Cap Growth Fund Class A Class C Administrator Class Institutional Class	1.33% 2.08% 1.20% 0.98%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
Treasury Plus Money Market Fund Class A Administrator Class Institutional Class Service Class Sweep Class	0.65% 0.35% 0.20% 0.45% 1.05%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Income Fund

Class A

Class C Administrator Class Institutional Class Investor Class	0.70% 1.45% 0.55% 0.35% 0.73%	July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013 July 11, 2013
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class Institutional Class Investor Class	0.67% 1.42% 0.60% 0.37% 0.70%	October 31, 2011 October 31, 2011 October 31, 2011 October 31, 2011 October 31, 2011
Utility & Telecommunications Fund Class A Class B Class C Administrator Class Institutional Class	1.14% 1.89% 1.89% 0.95% 0.78%	July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013 July 18, 2013
WealthBuilderConservative Allocation Portfolio	1.50%	September 30, 2011
WealthBuilderEquity Portfolio	1.50%	September 30, 2011
WealthBuilderGrowth Allocation Portfolio	1.50%	September 30, 2011
WealthBuilderGrowth Balanced Portfolio	1.50%	September 30, 2011
WealthBuilderModerate Balanced Portfolio	1.50%	September 30, 2011
WealthBuilderTactical Equity Portfolio	1.50%	September 30, 2011
Wisconsin Tax-Free Fund[22] Class A Class C Investor Class	0.70% 1.49% 0.73%	October 31, 2011 October 31, 2011 October 31, 2011
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.65% 0.30% 0.50% 1.05%	May 31, 2012 May 31, 2012 May 31, 2012 May 31, 2012

Most Recent Annual Approval: March 25, 2011

Schedule A amended: May 18, 2011

The foregoing schedule of capped operating expense ratios is agreed to as of May 18, 2011 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

     C. David Messman

     Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen

Executive Vice President

1On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Classic Value Fund into the Equity Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

2On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Core Equity Fund into the Opportunity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

3On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Global Equity Fund into the Intrinsic World Equity Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

4On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Value Fund into the Large Company Value Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

5On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Opportunities Fund into the Discovery Fund.  Pending shareholder approval of the merger, the capped operating expense ratios for the Discovery Fund will decrease in the third quarter of 2011 (upon fund merger) to: Class A 1.22%; Class C 1.97%; Administrator Class 1.15%; Institutional Class 0.90%; Investor Class 1.29%.  The expiration/renewal date of the commitment for all classes will continue through July 18, 2013.

6On February 10, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of a new fund: Dow Jones Target 2055 Fund.  The new fund will become effective on or about July 1, 2011.

7On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Small Cap Growth Fund into the Emerging Growth Fund.  Pending shareholder approval of the merger, the capped operating expense ratios for the Emerging Growth Fund will decrease in the third quarter of 2011 (upon fund merger) to: Class A 1.37%; Class C 2.12%; Administrator Class 1.20%; Institutional Class 0.90%; Investor Class 1.44%.  The expiration/renewal date of the commitment for all classes will continue through September 30, 2012.

8On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Mid Cap Growth Fund into the Enterprise Fund and the addition of Class B to the Enterprise Fund.  Pending shareholder approval of the merger, the capped operating expense ratios for the Enterprise Fund will decrease in the third quarter of 2011 (upon fund merger) to: Class A 1.18%; Class B 1.93%; Class C 1.93%; Administrator Class 1.15%; Institutional Class 0.85%; Investor Class 1.25%.  The expiration/renewal date of the commitment for all classes will continue through July 18, 2013.

9On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Classic Value Fund into the Equity Value Fund and the addition of Class R to the Equity Value Fund.  Pending shareholder approval of the merger, the capped operating expense ratios for the Equity Value Fund will decrease in the third quarter of 2011 (upon fund merger) to: Class A 1.24%; Class B 1.99%; Class C 1.99%; Class R 1.49%; Administrator Class 1.00%; Institutional Class 0.75%.  The expiration/renewal date of the commitment for all classes will continue through July 18, 2013.

10On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.03% decrease to the capped operating expense ratios for Class A, Class B and Class C of the Global Opportunities Fund.  Effective March 1, 2012, the capped operating expense ratios will be as follows: Class A 1.55%; Class B 2.30%; Class C 2.30%.  The expiration/renewal date for each class will remain as July 18, 2013.

11On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.02% decrease to the capped operating expense ratios for Class A, Class B, Class C and Investor Class of the Government Securities Fund.  Effective January 1, 2012, the capped operating expense ratios will be as follows: Class A 0.87%; Class B 1.62%; Class C 1.62%; Investor Class 0.90%.  The expiration/renewal date for each class will remain as July 11, 2013.

12On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.05% decrease to the capped operating expense ratios for Class A, Class C, Institutional Class and Investor Class of the Growth Fund.  Effective December 1, 2011, the capped operating expense ratios will be as follows: Class A 1.25%; Class C 2.00%; Institutional Class 0.75%; Investor Class 1.32%.  The expiration/renewal date for each class will remain as November 30, 2012.

13On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Opportunities Fund into the Discovery Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

14On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.03% decrease to the capped operating expense ratios for Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class of the Income Plus Fund.  Effective January 1, 2012, the capped operating expense ratios will be as follows: Class A 0.87%; Class B 1.62%; Class C 1.62%; Administrator Class 0.72%; Institutional Class 0.58%; Investor Class 0.90%.  The expiration/renewal date for each class will remain as July 11, 2013.

15On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Global Equity Fund into the Intrinsic World Equity Fund.  Pending shareholder approval of the merger, the capped operating expense ratios for the Intrinsic World Equity Fund will decrease in the third quarter of 2011 (upon fund merger) to: Class A 1.40%; Class C 2.15%; Administrator Class 1.15%; Institutional Class 0.95%.  The expiration/renewal date of the commitment for all classes will continue through July 18, 2013.

16On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Disciplined Value Fund into the Large Company Value Fund.  Pending shareholder approval of the merger, the capped operating expense ratios for the Large Company Value Fund will decrease in the third quarter of 2011 (upon fund merger) to: Class A 1.10%; Class C 1.85%; Administrator Class 0.85%; Institutional Class 0.65%; Investor Class 1.17%.  The expiration/renewal date of the commitment for all classes will continue through July 18, 2013.

17On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Mid Cap Growth Fund into the Enterprise Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

18On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Core Equity Fund into the Opportunity Fund and the addition of Class B to the Opportunity Fund.  Pending shareholder approval of the merger, the capped operating expense ratios for the Opportunity Fund will decrease in the third quarter of 2011 (upon fund merger) to: Class A 1.25%; Class B 2.00%; Class C 2.00%; Administrator Class 1.00%; Institutional Class 0.75%; Investor Class 1.32%.  The expiration/renewal date of the commitment for all classes will continue through July 18, 2013.

19On May 18, 2011, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Small Cap Growth Fund into the Emerging Growth Fund.  Pending shareholder approval, the merger will become effective in the third quarter of 2011.

20On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.05% decrease to the capped operating expense ratio of the Small Cap Value Fund Institutional Class.  Effective March 1, 2012, the capped operating expense ratio will be 0.90% with an expiration/renewal date of February 28, 2013.

21On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.05% decrease to the capped operating expense ratios for Class A, Class B, Class C and Investor Class of the Specialized Technology Fund.  Effective March 1, 2012, the capped operating expense ratios will be as follows: Class A 1.70%; Class B 2.45%; Class C 2.45%; Investor Class 1.77%.  The expiration/renewal date for each class will be February 28, 2013.

22. On March 25, 2011, the Board of Trustees of Wells Fargo Funds Trust approved a 0.04% decrease to the capped operating expense ratio for Class C of the Wisconsin Tax-Free Fund.  Effective November 1, 2011, the capped operating expense ratio will be 1.45% with an expiration/renewal date of October 31, 2012.